                                                                    Exhibit 99.1


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE DEBENTURE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS DEBENTURE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT AND ACCRUED INTEREST SET FORTH BELOW.

                  6% CONVERTIBLE DEBENTURE DUE JANUARY 11, 2003

                                       OF

                                  VIRAGEN, INC.

DEBENTURE NO.:  1                        ORIGINAL PRINCIPAL AMOUNT: $1,125,000
ORIGINAL ISSUANCE DATE:  JANUARY 11, 2002                   NEW YORK, NEW YORK


         THIS DEBENTURE ("DEBENTURE") is one of a duly authorized issue of debentures of VIRAGEN, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "COMPANY"), designated as the Company's 6% Convertible Debentures Due January 11, 2003 ("MATURITY DATE") in an aggregate principal amount (when taken together with the original principal amounts of all other Debentures) which does not exceed Two Million Five Hundred Thousand U.S. Dollars (U.S. $2,500,000) (the "DEBENTURES").

         FOR VALUE RECEIVED, the Company hereby promises to pay to the order of ELLIOTT ASSOCIATES, L.P. or its registered assigns or successors-in-interest ("HOLDER") the principal sum of One Million One Hundred and Twenty-Five Thousand Dollars (U.S. $1,125,000) together with all accrued but unpaid interest thereon, if any, on the Maturity Date, to the extent such principal amount and interest has not been converted into the Company's Common Stock, $0.01 par value per share (the "COMMON STOCK"), in accordance with the terms hereof. Interest on the unpaid principal balance hereof shall accrue at the rate of 6% per annum from the original date of issuance, January 11, 2002 (the "ISSUANCE DATE"), until the same becomes due and payable on the Maturity Date, or such earlier date upon acceleration or by conversion or redemption in accordance with the terms hereof or of the other Transaction Documents. Interest on this Debenture shall accrue daily commencing on the Issuance Date, shall be compounded semi-annually and shall be computed on the basis of a 360-day year, 30-day months and actual days elapsed and shall be payable in accordance with Section 1 hereof. Notwithstanding anything contained herein, this Debenture shall bear interest on the due and unpaid Principal Amount from and after the occurrence and during the



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continuance of an Event of Default pursuant to Section 4(a), at the rate (the
"DEFAULT RATE") equal to the lower of twenty percent (20%) per annum or the highest rate permitted by law. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs, then to unpaid interest and fees and any remaining amount to principal.

         All payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Debenture or by Company check. This Debenture may not be prepaid in whole or in part except as otherwise provided herein or in the Transaction Documents. Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Securities Purchase Agreement dated on or about the Issuance Date pursuant to which the Debentures were originally issued (the "PURCHASE AGREEMENT"). For purposes hereof the following terms shall have the meanings ascribed to them below:

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

         "CHANGE IN CONTROL TRANSACTION" will be deemed to exist if (i) there occurs any consolidation, merger or other business combination of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in any of such events the voting stockholders of the Company prior to such event cease to own 50% or more of the voting stock, or corresponding voting equity interests, of the surviving corporation after such event (including without limitation any "going private" transaction under Rule 13e-3 promulgated pursuant to the Exchange Act or tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act for 20% or more of the Company's Common Stock), (ii) any person (as defined in
Section 13(d) of the Exchange Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power, (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, or (iv) in one or a series of related transactions, there is a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis, or (v) the execution by the Company of an agreement to which the Company is a party or which it is bound providing for an event set forth in (i), (ii),
(iii) or (iv) above.

         "CONVERSION RATIO" means, at any time, a fraction, of which the numerator is the entire outstanding Principal Amount of this Debenture (or such portion thereof that is being redeemed or repurchased), and of which the denominator is the Market Price for the full calendar month immediately preceding such time.

         "CONVERSION PRICE" shall equal $1.29465 (which Conversion Price shall be subject to adjustment as set forth herein, and the VWAP's used to determine the Conversion Price shall be appropriately and equitably adjusted for any stock splits, stock dividends, recapitalizations and the like).

         "CONVERTIBLE SECURITIES" means any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock.

         "DEBT" shall mean indebtedness of any kind.

         "EFFECTIVE DATE" means the date on which a Registration Statement covering all the Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) is declared effective by the SEC.

         "EFFECTIVE REGISTRATION" shall have the meaning set forth in the Purchase Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "MARKET PRICE" shall equal the lesser of (i) the Conversion Price and
(ii) 90% of the arithmetic mean of the ten (10) lowest VWAP's during the twenty
(20) Trading Days immediately preceding the date on which such Market Price is being determined.

         "MFN TRANSACTION" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "MFN OFFERING") which grants to the investor (the "MFN INVESTOR") the right to receive additional securities based upon future capital raising transactions of the Company on terms more favorable than those granted to the MFN Investor in the MFN Offering.

         "PER SHARE SELLING PRICE" shall include the amount actually paid by third parties for each share of Common Stock in a sale or issuance by the Company. In the event a fee is paid by the Company in connection with such transaction directly or indirectly to such third party or its affiliates, any such fee shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible, exchangeable or exercisable securities, issued or sold on or subsequent to the Closing Date, under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise, exchange or conversion price thereof (in addition to the consideration received by the Company upon such sale or issuance less the fee amount as provided above). In case of any such security issued or sold on or subsequent to the Closing Date in a Variable Rate Transaction or an MFN Transaction, the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction, over the life of such securities. If shares are issued for a consideration other than cash, the Per Share Selling Price shall be the fair value of such consideration as determined in good faith by independent certified public accountants mutually acceptable to the Company and the Purchaser. In the event the Company directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities issued or sold on or subsequent to the Closing Date which are currently outstanding (other than pursuant to the terms of the transaction documentation for such securities as in effect on the date hereof), then the Per

Share Selling Price shall equal such effectively reduced conversion, exercise or exchange price.

         "PRINCIPAL AMOUNT" shall refer to the sum of (i) the original principal amount of this Debenture, (ii) all accrued but unpaid interest hereunder, and
(iii) any default payments owing under the Transaction Documents but not previously paid or added to the Principal Amount.

         "PRINCIPAL MARKET" shall mean the American Stock Exchange or such other principal market or exchange on which the Common Stock is then listed for trading.

         "REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Rights Agreement.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "TRADING DAY" shall mean a day on which there is trading on the American Stock Exchange or such other market or exchange on which the Common Stock is then principally traded.

         "UNDERLYING SHARES" means the shares of Common Stock into which the Debentures are convertible (including repayment in Common Stock as set forth herein) in accordance with the terms hereof and the Purchase Agreement.

         "VARIABLE RATE TRANSACTION" shall mean a transaction in which the Company issues or sells, on or subsequent to the Closing Date (a) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (b) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

         "VWAP" shall mean the daily volume weighted average price of the Common Stock on the Principal Market as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time) using the AQR function on the date in question.

         The following terms and conditions shall apply to this Debenture:

         SECTION 1. PAYMENTS OF PRINCIPAL AND INTEREST.

                  (a) MONTHLY PAYMENTS. Subject to the terms of this Section 1, the Company shall repay one-ninth (1/9) of the original principal amount of this Debenture (to the extent such amount has not been converted pursuant to Section 3(a) below), together with interest accrued to date on such portion of the original principal amount plus any and all default payments owing under the Transaction Documents but not previously paid (collectively, "MONTHLY AMOUNT"), in accordance with subsection 1(b) below, on the first business day of each consecutive calendar month (each a "REPAYMENT DATE") beginning on the first such day which occurs following the 31st day after the Effective Date.

                  (b) CASH OR COMMON STOCK. Subject to the terms hereof, the Company shall have the right to satisfy payment of the Monthly Amount in full on each Repayment Date either in cash or in shares of Common Stock (but not both) at the Company's option. The Company shall deliver to all the holders of Debentures a written irrevocable notice in the form of Exhibit B attached hereto electing to pay such Monthly Amount in full on such Repayment Date in either cash or Common Stock ("REPAYMENT ELECTION NOTICE"). Such Repayment Election Notice shall be delivered at least thirty (30) days prior to the applicable Repayment Date but no more than sixty (60) days prior to such Repayment Date (the date of such notice being hereinafter referred to as the "NOTICE DATE"). If such Repayment Election Notice is not delivered within the prescribed period set forth in the preceding sentence, then the repayment shall be made in either cash or shares of Common Stock on the same terms hereunder at the Holder's sole option. If the Company elects or is required to repay any Monthly Amount in cash on a Repayment Date, then on such Repayment Date the Company shall pay to the Holder an amount equal to 105% of such Monthly Amount in satisfaction of such obligation. If the Company elects or is required to repay any Monthly Amount in shares of Common Stock, the number of such shares to be issued for such Repayment Date shall be the number determined by dividing (x) the Monthly Amount, by (y) the Market Price as of such Repayment Date. Such shares shall be issued and delivered within three (3) Trading Days following such Repayment Date and shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances, restrictions and legends. If any Holder does not receive the requisite number of shares of Common Stock in the form required above within such three Trading Day period, the Holder shall have the option of either (a) requiring the Company to issue and deliver all or a portion of such shares or (b) canceling such election (whether by the Company or Holder) to pay the Monthly Amount in Common Stock (in whole or in part), in which case the Company shall immediately pay in cash the full Monthly Amount due hereunder or such portion as the Holder specifies is to be paid in cash instead of Common Stock. Except as otherwise provided in this Section 1, all holders of Debentures must be treated equally with respect to such payment of the Monthly Amount in shares of Common Stock.

                  (c) NO EFFECTIVE REGISTRATION. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date if at any time from the Notice Date until the time at which the Holders receive such shares there fails to exist Effective Registration or an Event of Default hereunder exists or occurs, unless otherwise waived in writing by the Holder in whole or in part at the Holder's option.

                  (d) OWNERSHIP/ISSUANCE LIMITATIONS. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date to the extent, and only to the extent, that such repayment in shares of Common Stock would result in the Holder hereof exceeding the limitations contained in Section 3(i) below.

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In such event, then (i) the Company on the Repayment Date shall repay such portion of the Monthly Amount in shares of Common Stock as may be effected without exceeding such limitations, (ii) the Repayment Date for the balance of the Monthly Amount shall be extended until such time as such stock payment can be made without violating Section 3(i), provided that if such stock payment cannot be made only because it would violate Section 3(i)(C) below, then at the Holder's option the Company shall redeem such Monthly Amount portion of this Debenture at a redemption price equal to 120% of such Monthly Amount. If any portion of any Monthly Amount remains unpaid as of the Maturity Date hereof, such amount shall be repaid in cash on the Maturity Date (unless accelerated hereunder pursuant to Section 4 below).

                  (e) SHARE PRICE/ISSUANCE LIMITATIONS. Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to repay the Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable Repayment Date if, as of the Notice Date, the closing bid price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for any of the five previous trading days was less than $0.75 (as appropriately adjusted for any stock splits, stock dividends, recapitalizations or similar events). The Purchaser may waive this provision at any time in its sole discretion.

                  (f) DEEMED CONVERSIONS. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the applicable Principal Amount of this Debenture for all purposes under this Debenture and the other Transaction Documents (except that such conversion shall be at the Market Price and except as otherwise provided herein).

                  (g) PREPAYMENT RIGHT. The outstanding principal amount of the Debentures may be prepaid in whole (but not in part) by the Company upon no less than thirty (30) Trading Days' written notice (the "PREPAYMENT NOTICE PERIOD") to the Holders at a redemption price of 115% of the outstanding principal amount, plus accrued interest plus any other amounts owed by the Company or the Subsidiary Guarantors under the Transaction Documents and the Subsidiary Guarantee, provided that (i) Effective Registration exists from the time of such notice through the date of such prepayment, (ii) no Event of Default has occurred and is continuing and (iii) each Holder shall have the right during the Prepayment Notice Period to convert all or part of its outstanding Debentures in accordance with the procedures and requirements described in Section 3 hereof but at a price equal to the Market Price for each day of any such conversions. If the Holders elect to convert only a portion of the Debentures, the Company shall have the right to prepay the remaining portion if all of the other conditions in this Section 1(g) are satisfied.

         SECTION 2. SENIORITY. The obligations of the Company hereunder shall rank senior to all other unsecured Debt of the Company, whether now or hereinafter existing.

         SECTION 3. CONVERSION.

                  (a) CONVERSION RIGHT. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at such Holder's option, at any time and from time to time to convert the outstanding Principal Amount under this Debenture in whole or in part by delivering to the Company a fully executed notice of conversion in the form of conversion notice attached hereto as EXHIBIT A (the "CONVERSION NOTICE"), which may be transmitted by facsimile. Notwithstanding anything to the contrary herein, this Debenture and the outstanding Principal Amount hereunder shall not be convertible into Common Stock to the extent that such conversion would result in the Holder hereof exceeding the limitations contained in, or otherwise

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violating the provisions of, Section 3(i) below. In the event of any conversions of the outstanding Principal Amount under this Debenture in part pursuant to this Section 3(a), such conversions shall be deemed to constitute conversions of outstanding Principal Amount applying to Monthly Amounts for the Repayment Dates in chronological order. For example, if the original principal amount under this Debenture were $2,500,000 and the Holder converted $277,777.78 of such original principal amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $277,777.78, and (3) the principal amount of the Monthly Amount due on each of the remaining Repayment Dates would be $277,777.78.

                  (b) COMMON STOCK ISSUANCE UPON CONVERSION.

                           (i) CONVERSION DATE PROCEDURES. Upon conversion of
this Debenture pursuant to Section 3(a) above, the outstanding Principal Amount hereunder shall be converted into such number of fully paid, validly issued and non-assessable shares of Common Stock, free of any liens, claims and encumbrances, as is determined by dividing the outstanding Principal Amount being converted by the then applicable Conversion Price, PROVIDED, HOWEVER, that for any such conversions with a Conversion Date (as defined below) after delivery of a Repayment Election Notice electing repayment in Common Stock but before the applicable Repayment Date, a portion of such outstanding Principal Amount being converted, up to an amount equal to the Monthly Amount, shall be divided by the then applicable Market Price instead of the Conversion Price to determine the number of Underlying Shares issuable. The date of any Conversion Notice hereunder and any Repayment Date shall be referred to herein as the "CONVERSION DATE". If a conversion under this Debenture cannot be effected in full for any reason, or if the Holder is converting less than all of the outstanding Principal Amount hereunder pursuant to a Conversion Notice, the Company shall promptly deliver to the Holder (but no later than five Trading Days after the Conversion Date) a Debenture for such outstanding Principal Amount as has not been converted if this Debenture has been surrendered to the Company for partial conversion. The Holder shall not be required to physically surrender this Debenture to the Company upon any conversion or payment for the Monthly Amount hereunder unless the full outstanding Principal Amount represented by this Debenture is being converted or repaid. The Holder and the Company shall maintain records showing the outstanding Principal Amount so converted and repaid and the dates of such conversions or repayments or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Debenture upon each such conversion or repayment.

                           (ii) STOCK CERTIFICATES OR DWAC. The Company will
deliver to the Holder not later than three (3) Trading Days after the Conversion Date, a certificate or certificates which shall be free of restrictive legends and trading restrictions, representing the number of shares of Common Stock being acquired upon the conversion of this Debenture. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Debenture, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) prime broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). If in the case

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of any conversion hereunder, such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return this Debenture tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates (or shares through DTC) pursuant to this
Section 3(b) (free of any restrictions on transfer) in accordance herewith, prior to the fifth Trading Day after the Conversion Date, the Company shall pay to the Holder, in cash, an amount equal to 2% of the Principal Amount per month.

                  (c) CONVERSION PRICE ADJUSTMENTS.

                           (i) STOCK DIVIDENDS, SPLITS AND COMBINATIONS. If the
Company or any of its subsidiaries, at any time while the Debentures are outstanding (A) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including instruments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (B) subdivide outstanding Common Stock into a larger number of shares, or
(C) combine outstanding Common Stock into a smaller number of shares, then each Affected Conversion Price (as defined below) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this
Section 3(c)(i) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  As used herein, the Affected Conversion Prices (each an "AFFECTED CONVERSION PRICE") shall refer to: (i) the Conversion Price; (ii) each reported daily closing price of the Common Stock on the Principal Market occurring on any Trading Day included in the period used for determining the Market Price, the Conversion Price, and applicability of the restriction in
Section 1(f), as the case may be, which Trading Day occurred before the record date in the case of events referred to in clause (A) of this subparagraph 3(c)(i) and before the effective date in the case of the events referred to in clauses (B) and (C) of this subparagraph 3(c)(i).

                           (ii) DISTRIBUTIONS. If the Company or any of its
subsidiaries, at any time while the Debentures are outstanding, shall distribute to all holders of Common Stock evidences of its indebtedness or assets or cash or rights or warrants to subscribe for or purchase any security of the Company or any of its subsidiaries (excluding those referred to in Section 3(c)(i) above), then concurrently with such distributions to holders of Common Stock, the Company shall distribute to holders of the Debentures the amount of such indebtedness, assets, cash or rights or warrants which the holders of Debentures would have received had all their Debentures been converted into Common Stock at the then applicable Market Price immediately prior to the record date for such distribution.

                           (iii) COMMON STOCK ISSUANCES. In the event that the
Company or any of its subsidiaries on or subsequent to the Closing Date (A) issues or sells any securities which are convertible into or exercisable or exchangeable for Common Stock (other than Debentures or Warrants issued under the Purchase Agreement), or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or (B) directly or indirectly effectively reduces the conversion, exercise or exchange price for any Convertible Securities which are currently outstanding (other than pursuant to terms existing on the date hereof), at or to an effective Per Share Selling Price which is less than the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, then the Conversion Price shall be reduced effective concurrently with such issue or sale to equal such lower Per Share Selling Price.

                  In the event that the Company or any of its Subsidiaries on or subsequent to the Closing Date issues or sells any Common Stock (other than as required under the Purchase Agreement or pursuant to exercise of Convertible Securities) at an effective Per Share Selling Price which is less than the Conversion Price in effect immediately prior to such issue or sale or record date, as applicable, then the Conversion Price shall be reduced effective concurrently with such issuance or sale to an amount determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Conversion Price, and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issuance or sale. For the purposes of the foregoing adjustment, in the case of any Convertible Securities, the maximum number of shares of Common Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

                  In the event a fee is paid by the Company in connection with a transaction described in this clause (iii), the portion of such fee in excess of 5% of the purchase price in such transactions shall be deducted from the selling price pro rata to all shares sold in the transaction to arrive at the Per Share Selling Price.

                  For purposes of this Section 3(c)(iii), if an event occurs that triggers more than one of the above adjustment provisions, then only one adjustment shall be made and the calculation method which yields the greatest downward adjustment in the Conversion Price shall be used.

                           (iv) ROUNDING OF ADJUSTMENTS. All calculations under
this Section 3 or Section 1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                           (v) NOTICE OF ADJUSTMENTS. Whenever any Affected
Conversion Price is adjusted pursuant to Section 3(c)(ii) or (iii) above, the Company shall promptly deliver to each holder of the Debentures, a notice setting forth the Affected Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, provided that any failure to so provide such notice shall not affect the automatic adjustment hereunder.

                           (vi) CHANGE IN CONTROL TRANSACTIONS. In case of any
Change in Control Transaction, the Holder shall have the right thereafter to, at its option, (A) convert this Debenture, in whole or in part, at the then applicable Market Price into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Holder shall be entitled upon such event to receive such amount of securities, cash or property as the

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shares of the Common Stock of the Company into which this Debenture could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, subject to such further applicable adjustments set forth in this Section 3 or (B) require the Company or its successor to redeem this Debenture, in whole or in part, at a redemption price equal to the greater of (i) the outstanding Principal Amount being redeemed and (ii) the product of (x) the arithmetic mean of the Market Price for the five (5) Trading Days immediately preceding the Holder's election to have its Debentures redeemed and (y) the Conversion Ratio. The terms of any such Change in Control Transaction shall include such terms so as to continue to give to the Holders the right to receive the amount of securities, cash and/or property upon any conversion or redemption following such Change in Control Transaction to which a holder of the number of shares of Common Stock deliverable upon such conversion would have been entitled in such Change in Control Transaction, and interest payable hereunder shall be in cash or such new securities and/or property, at the Holder's option. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                           (vii) NOTICE OF CERTAIN EVENTS. If:

                                    A.    the Company shall declare a dividend
                                          (or any other distribution) on its
                                          Common Stock; or

                                    B.    the Company shall declare a special
                                          nonrecurring cash dividend on or a
                                          redemption of its Common Stock; or

                                    C.    the Company shall authorize the
                                          granting to all holders of the Common
                                          Stock rights or warrants to subscribe
                                          for or purchase any shares of capital
                                          stock of any class or of any rights;
                                          or

                                    D.    the approval of any stockholders of
                                          the Company shall be required in
                                          connection with any reclassification
                                          of the Common Stock of the Company,
                                          any consolidation or merger to which
                                          the Company is a party, any sale or
                                          transfer of all or substantially all
                                          of the assets of the Company, of any
                                          compulsory share of exchange whereby
                                          the Common Stock is converted into
                                          other securities, cash or property; or

                                    E.    the Company shall authorize the
                                          voluntary or involuntary dissolution,
                                          liquidation or winding up of the
                                          affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the books of the Company, on or prior to the date notice to the Company's stockholders generally is given, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange.

                  (d) RESERVATION AND ISSUANCE OF UNDERLYING SECURITIES. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Debenture (including repayments in stock), free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of the Debentures, not less than such number of shares of Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments under this Section 3 but without regard to any ownership limitations contained herein) upon the conversion of this Debenture hereunder in Common Stock (including repayments in stock). The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, nonassessable and freely tradeable.

                  (e) NO FRACTIONS. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing price of a share of Common Stock at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (f) CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the conversion of this Debenture (including repayment in stock) shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Debenture when surrendered for conversion shall be accompanied by an assignment form; and PROVIDED FURTHER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

                  (g) CANCELLATION. After all of the Principal Amount (including accrued but unpaid interest and default payments at any time owed on this Debenture) have been paid in full or converted into Common Stock, this Debenture shall automatically be deemed canceled and the Holder shall promptly surrender the Debenture to the Company at the Company's principal executive offices.

                  (h) NOTICES PROCEDURES. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by confirmed facsimile, or by a nationally recognized overnight courier service to the Company at the facsimile telephone number or address of the principal place of business of the Company as set forth in the Purchase Agreement. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed delivered (i) upon receipt, when delivered personally, (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Eastern Time), or on the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Eastern Time) or (iii) upon receipt, when deposited with a nationally recognized overnight courier service.

                           (i) CONVERSION LIMITATIONS.

                                    (A) 9.9% LIMITATION. Notwithstanding
                  anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon conversion pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Debentures) that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) by the holder's "affiliates" at such time (as defined in Rule 144 of the Act) ("AGGREGATION PARTIES") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Common Stock (the "RESTRICTED OWNERSHIP PERCENTAGE"). Each holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction.

                                    (B) LIMITATION COVENANTS. The Holder
                  covenants at all times on each day (each such day being referred to as a "COVENANT DAY") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "COVENANT PERIOD") such Holder will not acquire shares of Common Stock pursuant to any right (including conversion of Debentures) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such Holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                           (x) the Restricted Ownership Percentage of the total number of shares of Common Stock outstanding at the commencement of the Covenant Period, MINUS

                           (y) the number of shares of Common Stock actually owned by such Holder and its

                                    Aggregation Parties at the commencement of the Covenant Period.

         A new and independent covenant will be deemed to be given by the Holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The Holder agrees to comply with each such covenant. This Section 3(i)(B) controls in the case of any conflict with any other provision of the Purchase Agreement or any agreement entered into in connection therewith.

         The Company's obligation to issue shares of Common Stock which would exceed such limits referred to in this Section 3(i) shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions.

                  (C) OVERALL LIMIT ON COMMON STOCK ISSUABLE. Notwithstanding anything contained herein to the contrary, the number of shares of Common Stock issuable by the Company and acquirable by the Holders of Debentures, together the number of shares issued under the Warrants and the Option, shall not exceed 19.9% of the number of shares of Common Stock outstanding on the Closing Date, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the "MAXIMUM COMMON STOCK ISSUANCE"), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Company. If at any point in time and from time to time (each a "TRIGGER DATE") the number of Common Shares issued pursuant to conversion of the Debentures and exercise of the Warrants and the Option, together with the number of Common Shares that would then be issuable by the Company in the event of conversion of all the Debentures and exercise of all the Warrants and the entire Option then outstanding, would exceed the Maximum Common Stock Issuance but for this Section 3(i)(C), then the Company shall, at the Company's election, either
(A) promptly call a shareholders meeting to obtain shareholder approval for the issuance of Common Shares hereunder in excess of the Maximum Common Stock Issuance, which such shareholder approval shall be obtained within 60 days of the Trigger Date, or (B) purchase from the holders of Debentures, Warrants and the Option on a pro rata basis such Principal Amount of Debentures, number of Warrants and the portion of the Option which cannot be converted or exercised due to such Maximum Common Stock Issuance limitation ("SHORTFALL") at a redemption price equal to the "Mandatory Repurchase Price" (as defined in the Registration Rights Agreement), which redemption price shall be paid within three (3) Trading Days after a Trigger Date if this clause (B) is elected. The Company shall make such election with two (2) days following the Trigger Date by giving written notice to all holders of Debentures, Warrants and the Option. If the Company fails to timely make such election, or elects clause (A) but then fails to obtain such shareholder approval within 60 days following the Trigger Date, then the Company shall purchase the Shortfall at the Mandatory Repurchase Price within three (3) Trading Days following any such failure.

SECTION 4. DEFAULTS AND REMEDIES.

                  (a) EVENTS OF DEFAULT. An "EVENT OF DEFAULT" is: (i) a default in payment of the Principal Amount or accrued but unpaid interest thereon of any of the Debentures on or after the date such payment is due (to the extent such principal and/or amount has not been converted into Common Stock in accordance with the terms hereof), which default continues for five business days after written notice of such non-payment has been received by the Company; (ii) a default in the timely issuance of Underlying Shares upon and in accordance with the terms hereof, which default continues for five business days after the Company has received written notice informing the Company that it has failed to issue shares or deliver stock certificates within the fifth day following the Conversion Date; (iii) failure by the Company for thirty (30) days after written notice has been received by the Company to comply with any other material provision of any of the Debentures, the Purchase Agreement, the Registration Rights Agreement or the Warrants (including without limitation the failure to redeem Debentures upon the Holder's request following a Change in Control Transaction pursuant to Section 3(c)(vi), (iv) a material breach by the Company of its representations or warranties in the Purchase Agreement, the Registration Rights Agreement or the Warrants; (v) any default or material misrepresentation under the Subsidiary Guarantee; (vi) any default after any cure period under, or acceleration prior to maturity of, any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its subsidiaries for in excess of $250,000 or for money borrowed the repayment of which is guaranteed by the Company or any of its Subsidiaries for in excess of $250,000, whether such indebtedness or guarantee now exists or shall be created hereafter; or (vii) if the Company or any of its Subsidiaries is subject to any Bankruptcy Event (as defined in the Purchase Agreement).

                  (b) REMEDIES. If an Event of Default occurs and is continuing with respect to any of the Debentures, the Holder may declare all of the then outstanding Principal Amount of this Debenture and all other Debentures held by the Holder, including any interest due thereon, to be due and payable immediately, except that in the case of an Event of Default arising from events described in clauses (vi) and (vii) of Section 4(a), this Debenture shall become due and payable without further action or notice. In the event of an acceleration, the amount due and owing to the Holder shall be the greater of (1) 125% of the outstanding Principal Amount of the Debentures held by the Holder (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Holder's acceleration and (B) the Conversion Ratio. In either case the Company shall pay interest on such amount in cash at the Default Rate to the Holder if such amount is not paid within seven days of Holder's request. The remedies under this Debenture shall be cumulative.

         SECTION 5. SUBSIDIARY GUARANTY. The Company's obligations under this Debenture are guaranteed by all of the Subsidiaries of the Company, pursuant to the Subsidiary Guarantee dated as of the date hereof.

         SECTION 6. GENERAL.

                  (a) PAYMENT OF EXPENSES. The Company agrees to pay all reasonable charges and expenses, including attorneys' fees and expenses, which may be incurred by the Holder in successfully enforcing this Debenture and/or collecting any amount due under this Debenture.

                  (b) SAVINGS CLAUSE. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby. In no event shall the amount of interest paid hereunder exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is collected in excess of the applicable maximum rate, the excess collected shall be applied to reduce the principal debt. If the interest actually collected hereunder is still in excess of the applicable maximum rate, the interest rate shall be reduced so as not to exceed the maximum allowable under law.

                  (c) AMENDMENT. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and holders of 75% of the Principal Amount of all Debentures.

                  (d) ASSIGNMENT, ETC. The Holder may assign or transfer this Debenture to any transferee only with the prior written consent of the Company, which may not be unreasonably withheld or delayed, provided that (i) the Holder may assign or transfer this Debenture to any of such Holder's affiliates without the consent of the Company and (ii) upon any Event of Default, the Holder may assign or transfer this Debenture without the consent of the Company. The Holder shall notify the Company of any such assignment or transfer promptly. This Debenture shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

                  (e) NO WAIVER. No failure on the part of the Holder to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

                  (f) GOVERNING LAW; JURISDICTION.

                           (i) GOVERNING LAW. THIS DEBENTURE WILL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

                           (ii) JURISDICTION. The Company irrevocably submits to
the exclusive jurisdiction of any State or Federal Court sitting in the State of New York, County of New York, over any suit, action, or proceeding arising out of or relating to this Debenture. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such a court and any claim that suit, action, or proceeding has been brought in an inconvenient forum.

                                    The Company agrees that the service of
process upon it mailed by certified or registered mail (and service so made shall be deemed complete three days after the same has been posted as aforesaid) or by personal service shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                           (iii) NO JURY TRIAL. The COMPANY hereBY knowingly and
voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Debenture.

                  (g) REPLACEMENT DEBENTURES. This Debenture may be exchanged by Holder at any time and from time to time for a Debenture or Debentures with different denominations representing an equal aggregate outstanding Principal Amount, as reasonably requested by Holder, upon surrendering the same. No service charge will be made for such registration or exchange. In the event that Holder notifies the Company that this Debenture has been lost, stolen or destroyed, a replacement Debenture identical in all respects to the original Debenture (except for registration number and Principal Amount, if different than that shown on the original Debenture), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with the Debenture.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed on January 11, 2002.



                                    VIRAGEN, INC.

                                    By:
                                       ---------------------------------------
                                    Name:    Dennis W. Healey
                                    Title:   Executive Vice President
                                             Chief Financial Officer

ATTEST:
------



Sign:
     --------------------------------------
        Print Name:

                                    EXHIBIT A

                            FORM OF CONVERSION NOTICE

(To be Executed by the Holder
in order to Convert a Debenture)

The undersigned hereby elects to convert the aggregate outstanding Principal Amount (as defined in the Debenture) indicated below of this Debenture into shares of Common Stock, $0.01 par value per share (the "Common Stock"), of VIRAGEN, INC. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Debenture pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in Section 3(i)(A) of this Debenture and will remain in compliance with Section 3(i)(B) of this Debenture.

Conversion information:

                        ------------------------------------------------------
                        Date to Effect Conversion

                        ------------------------------------------------------
                        Aggregate Principal Amount of Debenture Being Converted

                        ------------------------------------------------------
                        Number of shares of Common Stock to be Issued

                        ------------------------------------------------------
                        Applicable Conversion Price

                        ------------------------------------------------------
                        Signature

                        ------------------------------------------------------
                        Name

                        ------------------------------------------------------
                        Address

                                    EXHIBIT B

                        FORM OF REPAYMENT ELECTION NOTICE

To:      [HOLDER AT HOLDER'S ADDRESS]

         Pursuant to Section 1(b) of Debenture No. ______ of VIRAGEN, INC. issued on January 11, 2002, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Debenture) due on the Repayment Date (as defined in the Debenture) which occurs on ______, 20__ (CHECK ONE):

         _____    In full in cash on such Repayment Date.

         _____    In full in shares of the Company's Common Stock within three
                  (3) Trading Days following such Repayment Date.

                                      VIRAGEN, INC.

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title: